EEI Financial Conference November 11 - 13, 2014 EXHIBIT 99.1

Safe Harbor Statement 2 The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the FERC, MPSC, NRC, CFTC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation, including legislative amendments and Customer Choice programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation and increased thefts of electricity and natural gas; environmental issues, laws, regulations, and the increased costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; volatility in the short-term natural gas storage markets impacting third-party storage revenues; volatility in commodity markets; deviations in weather and related risks impacting the results of our energy trading operations; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant construction projects; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; contract disputes; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and DTE Electric’s 2013 Forms 10-K and 2014 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

3 • Overview • Long-Term Growth Update ̶ Utilities ̶ Non-utility businesses • Summary

DTE Energy’s growth is driven by strong, stable utilities and complementary non-utility businesses 4 DTE Electric Electric generation and distribution DTE Gas Natural gas transmission, storage and distribution Complementary Non-Utility Businesses Strong, Stable and Growing Utilities Fully Regulated by Michigan Public Service Commission Gas Storage & Pipelines Transport and store natural gas Power & Industrial Projects Own and operate energy related assets Energy Trading Generate economic value and provide strategic benefits DTE’s earnings are ~95% regulated or contracted, consisting of electric and gas utilities, FERC regulated pipelines and long-term contracted energy projects ~80% of total earnings ~20% of total earnings

5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet Our system of priorities is fundamental to how we create value for our investors 5

Our utilities continue to move toward best in class in customer satisfaction Source: JD Power JD Power Gas Utility Residential Gas Customer Satisfaction Ranking Midwest Region: Large Segment #1 2006 2012 2013 2014 G a s JD Power Electric Utility Residential Electric Customer Satisfaction Ranking Midwest Region: Large Segment 2006 2012 2014 2013 E lect ri c 2017 Goal 6

DTE’s continuous improvement capability has enabled us to lead the industry in cost management * Source: SNL Financial, FERC Form 1; major US Electric Utilities with O&M > $800 million; excluding fuel and purchased power ** Source: SNL Financial, FERC Form 2; gas distribution companies with greater than 300,000 customers; excluding production expense 70% DTE 0% Avg. 25% 71% DTE -6% Avg. 13% 2008 to 2013 Change in O&M Costs Electric Industry Peers* Gas Industry Peers** 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Successfully offset ~$300 million of inflation from 2008 to 2013 7

Michigan’s regulatory environment is viewed as very constructive; we work hard to earn this every day Source: Standard & Poor’s, January 2014 MI 8

* Reconciliation to GAAP reported earnings included in the appendix (dollars per share) We remain committed to our operating earnings* and dividend per share growth targets; our 2015 early outlook midpoint of $4.55 EPS is 5.8% above our original 2014 guidance midpoint $2.83 $3.33 $3.64 $3.75 $3.94 $4.09 $4.30 $4.55 $2.12 $2.12 $2.24 $2.35 $2.48 $2.62 $2.76 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 EPS Dividend 2014 EPS Guidance Midpoint $4.35 2015 EPS Early Outlook Midpoint $4.55 Operating EPS* 7.0% CAGR 2008-2015 Dividend per share 5.4% CAGR 2009-2014 (Annualized) $4.35 Actuals Forecast 9

Our strong earnings growth opportunities coupled with our contingency planning gives us confidence in our ability to deliver 5% – 6% operating EPS* growth Utility Earnings Growth Non-Utility Earnings Growth DTE Earnings Growth Share Dilution Contingency DTE EPS Growth Non-Utilities 5% - 7% 5% - 6% Utilities * Reconciliation to GAAP reported earnings included in the appendix 10% - 15% 7% - 8% Operating Earnings Growth Operating EPS Growth 10

DTE has consistently delivered total shareholder return above the peer average * As of October 31, 2014 Source: Thomson Reuters DTE Energy’s Total Shareholder Return Percentile Ranking Among S&P 500 Utilities 4th Quartile 3rd Quartile 2nd Quartile 1st Quartile 70% 67% 90% 93% YTD 1 YR 3 YR 5 YR 11

• Overview • Long-Term Growth Update ̶ Utilities ̶ Non-utility businesses • Summary 12

DTE will be transforming its generation mix by replacing coal with natural gas and renewables Generation Capacity (GW) 2014 2030 Scenario* Gas / Renewables Coal Nuclear / other ~70% ~30% ~50% ~20% ~20% ~10% ~11.3 ~12.5 * Ultimate timing and mix of generation impacted by MISO capacity requirements and Michigan and EPA policies 13

Our electric utility is investing $7.5 billion in three key areas through 2019 $5.7 billion Distribution infrastructure renewal Power plant reliability Compliance Gas plant acquisition Generation asset base renewal $1.4 billion $400 million $7.5 billion Targeting 5% - 6% growth Base Infrastructure New Generation Environmental Total 14

Generation replacement will significantly increase DTE Electric’s average annual investment over the next 10 years DTE Electric Average Annual Investment ~$1.5 ~$1.8 2015-2019 2020-2024 ~$1.2 2010-2014 New generation investment (billions) 15

We are working collaboratively with the state on regulation and energy policy to support future investment Revised business cost of service rates 2Q 2015 General rate case self-implementation 3Q 2015 Michigan Energy Policy Throughout 2015 Resulted from industrial rate design workgroup; accurately reflects cost of service for energy intensive customers General rate case filing to support revenue requirement for capital investments Expect comprehensive legislation to take shape in 2015 16

Structural rate reduction* opportunities provide headroom for needed investments in generation and infrastructure 6% Renewable and other surcharge reductions (2014) 8% Nuclear bond securitization roll off (2015) Potential change to retail access * Represents estimated average rate changes across all electric customer classes. Rate projections exclude impacts from any potential 2015 general rate case 17

Our gas utility is making $1.6 billion of reliability and infrastructure investments through 2019 Strengthen and expand infrastructure Main renewal, meter move-out and pipeline integrity Compression Targeting 7% - 8% growth Base Infrastructure Infrastructure Renewal Nexus Related Total $825 million $600 million $125 million ~$1.6 billion 18

Expanding to 160 miles per year by 2018 would reduce our planned main replacement cycle by approximately half ~$80 Investment* (millions) Miles ~80 miles ~$130 ~160 miles Key Components of Expanded Infrastructure Recovery Mechanism (IRM) Filing  Increase annual investment ~$50 million beginning January 2016  Ramp up to 160 miles of annual main replacement begins in 2016  Proposed surcharge to begin July 2016 Current Gas Renewal Plan (50 years) Proposed Gas Renewal Plan (25 years) Investment* (millions) Miles * Infrastructure recovery mechanism consists of main replacement, meter move-out and pipeline integrity 19

Recovery of DTE Gas capital investments will require periodic rate cases • Expect next general rate case filing in 2016/2017 • Target to keep annualized rate increases in low single digits Capital Investment and Recovery 2015 - 2019 Infrastructure recovery mechanism Base rates (depreciation) Customer growth / Continuous improvement Periodic rate cases Capital Investment Recovery Mechanism (billions) ~$1.6 20

• Overview • Long-Term Growth Update ̶ Utilities ̶ Non-utility businesses • Summary 21

The Gas Storage & Pipelines business growth strategy leverages existing and new assets Understand and anticipate opportunities in new resource plays Pipeline Platform Gathering Platform Storage Platform 22 Leverage existing foundational assets and build out incremental projects Develop greenfield pipes in partnership with peer energy companies Use relationships in utility industry to develop demand for investments

Gas Storage & Pipelines is developing an asset portfolio with multiple growth platforms DTE Gas DTE Storage Proposed NEXUS Pipeline Marcellus Shale Bluestone Gathering System Bluestone Pipeline Utica Shale Michigan Gathering 23

Bluestone and Millennium investments increase takeaway capacity in the Marcellus region • Aggressively building out Bluestone gathering and exploring opportunities in expanded geography • Bluestone lateral expansions of 0.4 Bcf/d in 2014-2016 to bring total capacity to 1.0 Bcf/d • In discussions on potential 0.2 to 0.5 Bcf/d Millennium expansion New York Pennsylvania Bluestone Lateral Bluestone In-field Gathering Incremental opportunities Core gathering 24

NEXUS continues to move forward to bring Utica and Southwest Marcellus gas to Michigan, Chicago and Ontario markets • Agreements executed with LDC’s and several key shippers; balance expected by year end • Capacity 1.5 Bcf/day; scalable up to 2 Bcf/d • DTE’s expected investment is $700 million to $1 billion • Significant right of way and field work underway 2014 2015 2016 2017 2018 FERC approval process Right of way, field work, design, planning Construction Commercial operation FERC prefiling YE 2014 In service 4Q 2017 25

Vector’s open season is underway for an expansion to provide increased capacity • Extended binding open season to November 21, 2014 ‒ Discussions with key shippers are progressing • Goal of open season: ‒ Recontracting current capacity ‒ Incremental expansion opportunities • Expected in-service date 4Q 2017 DTE Gas DTE Storage Proposed NEXUS Pipeline Proposed expansion: looping and compression 26

Gas Storage & Pipelines’ operating earnings* potential is $145 million by 2019 2013A 2014E 2015E 2016E 2017E 2018E 2019E * Reconciliation to GAAP reported earnings included in the appendix Pipeline Platform** Gathering Platform Storage Platform New Project Development (Other gathering and pipeline expansions) $1.0 - $1.3 billion investment ~$145 $70 $45 $20 $10 $1.5 - $1.9 billion investment 2015-2019 ** Includes Nexus at 33% ownership 10% - 15% CAGR $70 ~$80 $79 - $87 (millions) 27

Power & Industrial Projects (P&I) is focused in three key business lines across the country Industrial Energy Services Renewable Energy Reduced Emissions Fuel 28

Each business line is pursuing new opportunities contributing to P&I’s growth aspirations • On-site energy and utility services for industrial, commercial and institutional customers • Long-term growth from existing expansions, greenfield projects and acquisitions • Wood-fired power plants and landfill gas-to-energy • Long-term growth opportunities at existing sites and acquisitions • Projects reduce emissions from coal fired power plants • Eligible for federal tax credit • Significant cash flow over the next seven years Industrial Energy Services Renewable Energy Reduced Emissions Fuel Projects are supported by long-term contracts 29

Power & Industrial Projects is targeting $145 million of operating earnings* by 2019 through growth in each of its business lines 2013A 2014E 2015E 2016E 2017E 2018E 2019E ~$145 $35 $70 $85 ($65) $20 $70 New Project Development / Acquisitions Renewable Energy Reduced Emissions Fuel Industrial Energy Services Corporate allocations, interest, overheads $90 - $95 $600 - $800 million investment 2015-2019 * Reconciliation to GAAP reported earnings included in the appendix $85 - $95 (millions) 10% - 15% CAGR 30

• Overview • Long-Term Growth Update ̶ Utilities ̶ Non-utility businesses • Summary 31

Summary • Proven track record of premium returns • Targeting 5% to 6% operating EPS* growth and parallel dividend growth ‒ 2015 operating EPS outlook of $4.55 provides 5.8% growth over 2014 original guidance midpoint ‒ Generation replacement drives long-term rate base growth • Constructive regulation, coupled with a focus on operational excellence and strong customer satisfaction, supports meaningful growth at the utilities • Significant progress on development opportunities drives continued growth at non-utility businesses * Reconciliation to GAAP reported earnings included in the appendix 32

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 33

Appendix 34

2015 early outlook has a midpoint of $4.55 per share; growth from original 2014 guidance midpoint is consistent with our 5% to 6% target * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading 2014 Revised Guidance 2015 Early Outlook Anticipated rate increase 2014 Prior Guidance 2015 Growth Drivers (millions, except EPS) DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $505 - $515 134 - 139 80 90 - 95 (49) - (45) $760 - $784 $4.28 - $4.42 $0 $760 - $784 177 $4.28 - $4.42 $554 - $570 128 - 134 79 - 87 85 - 95 (51) - (47) $795 - $839 $4.43 - $4.67 $0 $795 - $839 179 $4.43 - $4.67 Infrastructure recovery mechanism Pipeline and gathering earnings $520 - $530 120 - 126 78 - 86 75 - 85 (49) - (45) $744 - $782 $4.20 - $4.40 $0 $744 - $782 177 $4.20 - $4.40 Full-year renewable earnings 35

2014 cash flow guidance Cash Flow Summary Capital Expenditures Summary 2013 2014 Actual Guidance Cash From Operations* $2.2 $1.6 Capital Spending (1.9) (2.2) Free Cash Flow $0.3 ($0.6) Asset Sales - - Dividends (0.4) (0.5) Net Cash ($0.1) ($1.1) Debt Financing: Issuances $1.2 $2.3 Redemptions (1.1) (1.2) Change in Debt $0.1 $1.1 2013 2014 Actual Guidance DTE Electric Operational $999 $1,160 Environmental 165 200 Renewable Energy 161 240 $1,325 $1,600 DTE Gas Operational $132 $150 Main Renewal / Meter Move-out / Pipeline Integrity 77 90 $209 $240 $366 $330 Total $1,900 $2,170 Non-Utility (billions) (millions) * Includes $0.3 billion and $0 of equity issued for employee benefit programs in 2013 and 2014, respectively 36

2015 – 2017 cash from operations and equity issuances plan supports utility capital spend and a strong balance sheet * Excludes securitization ** Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Equity $0.9 Debt** $2.6 Sources of $9.1 billion Uses of $9.1 billion Cash from Operations* $5.6 Capital Spending $7.5 Dividends $1.6 • Targeting $900 million of equity issuances 2015 through 2017 • Leverage target** 50% – 52% • FFO / Debt** target 20% – 22% (billions) 37

DTE Electric plans $7.5 billion of investments over the next 5 years 2014E 2015E 2016E 2017E 2018E 2019E Base New Generation Other Projects* Environmental Distribution Reliability 2015E - 2019E Total ~$13.1B ~$17.1B YE Rate Base** $600M $800M Depreciation * Includes AMI, Ludington expansion and other investments ** Includes working capital $1,600 $1,950 $1,200 $1,450 $1,450 $1,450 $400 $900 $1,400 $3,600 $7,500 $1,200 (millions) 38

DTE Gas plans nearly $1.6 billion of investments over the next 5 years 2014E 2015E 2016E 2017E 2018E 2019E 2015E - 2019E Total Base Gas Renewal NEXUS related $240 $300 $340 $360 $275 $275 $1,550 $125 $600 $825 ~$3.2B ~$4.6B YE Rate Base* $96M $119M Depreciation * Includes working capital (millions) 39

Gas Storage & Pipelines assets have expansion opportunities to accommodate increased demand Pipeline Assets Capacity Bcf/ d In-Service Millennium Pipeline 0.8 Future Expansion (planning phase) 0.2 - 0.5 2017 + Total Planned Capacity 1.0 - 1.3 Bluestone Pipeline (bi-directional) 0.6 Expansion #1 0.2 3Q 2014 Expansion #2 0.1 2Q 2015 Expansion #3 0.1 2Q 2016 Total Planned Capacity 1.0 Vector Pipeline 1.3 Potential expansion TBD 4Q 2017 Total Planned Capacity 1.3 + Proposed NEXUS Pipeline 1.5 2017 40

The Michigan Public Service Commission (MPSC) is the state regulator for electric and gas utilities Source: MPSC website - www.michigan.gov/mpsc 41 Sally Talberg Commissioner Appointed: 7/3/13 Term Ends: 7/2/19 Greg White Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 • The MPSC establishes fair and reasonable rates and administers fair terms and conditions of service for Michigan’s utility customers • The MPSC is composed of three members appointed by the Governor with the advice and consent of the Senate. • Commissioners are appointed to serve staggered six-year terms. • One commissioner is designated as chairman by the Governor. John Quackenbush Chairman Appointed: 9/15/11 Term Ends: 7/2/17

Michigan economy continues to improve Michigan most improved Pro-Business state AMERICAN ECONOMIC DEVELOPMENT INSTITUTE with Pollina Corp. Real Estate Michigan leads nation in manufacturing job growth Michigan is moving up in ranking of competitive states… …and continues to receive positive recognition Top 10 Competitive States of 2013 Rank State 1 Georgia 2 Tennessee 3 Texas 4 Louisiana 5 North Carolina 6 Michigan 2013 7 South Carolina 8 Kentucky Michigan 2012 rank #8 9 Ohio 10 Virginia Michigan 2011 rank #16 42

Michigan economic indicators highlight continued growth over the next few years 43 7.1% 13.4% 8.8% 7.4% 7.0% 6.8% 6.5% 2007 2009 2013 2014E 2015E 2016E 2017E 420 366 408 414 423 430 438 2007 2009 2013 2014E 2015E 2016E 2017E (billons) 2,295 1,144 2,433 2,256 2,446 2,573 2,760 2007 2009 2013 2014E 2015E 2016E 2017E (000s) 18.7 6.8 15.1 15.3 16.2 18.5 21.5 2007 2009 2013 2014E 2015E 2016E 2017E (000s) Gross State Product Increased Auto Production Lower Unemployment Rate Housing Starts Up Source: IHS

2008 – 2013 Full Year Reconciliation of Reported to Operating Earnings Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2008 2009 2010 2011 2012 2013 2008 2009 2010 2011 2012 2013 DTE Energy Report Earnings 546$ 532$ 630$ 711$ 610$ 661$ 3.34$ 3.24$ 3.74$ 4.18$ 3.55$ 3.76$ DTE Electric Chrysler Bad Debt - 4 - - - - - 0.02 - - - - Settlement with Detroit Thermal - - (3) - - - - - (0.02) - - - Fermi 1 Asset Retirement Obligation - - - 9 - - - - - 0.05 - - DTE Gas Performance Excellence Process 4 - (20) - - - 0.03 - (0.12) - - - Gas Storage & Pipelines - - - - - - - - - - - - Power & Industrial Projects Performance Excellence Process 1 - - - - - 0.01 - - - - - Chrysler Bad Debt - 1 - - - - - 0.01 - - - - General Motors Bad Debt - 3 - - - - - 0.02 - - - - Coke Oven Gas Settlement - - - - 7 - - - - - 0.04 - Chicago Fuels Terminal Sale - - - - 2 - - - - - 0.01 - Pet Coke Mill Impairment - - - - 1 - - - - - 0.01 - Asset Impairment - - - - - 4 - - - - - 0.02 Energy Trading Performance Excellence Process 1 - - - - - 0.01 - - - - - Certain Mark to Market Transactions - - - - - 55 - - - - - 0.31 Corporate & Other Antrim Hedge 13 3 - - - - 0.08 0.01 - - - - Crete Sale - Tax True-up 2 - - - - - 0.01 - - - - - Michigan Corporate Income Tax Adj. - - - (87) - - - - - (0.50) - - Unconventional Gas Core Barnett Sale (81) - - - - - (0.50) - - - - - Barnett Lease Impairment 5 - - - - - 0.03 - - - - - Di c tinued Operations (11) 6 8 3 56 - (0.06) 0.03 0.04 0.02 0.33 - Synfuel Discontinued Operations (20) - - - - - (0.12) - - - - - DTE Energy Operating Earnings 460$ 549$ 615$ 636$ 676$ 720$ 2.83$ 3.33$ 3.64$ 3.75$ 3.94$ 4.09$ Net Income (millions) EPS 44

Reconciliation of Other Reported to Operating Earnings Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. The term “Growth segments” refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2008 through 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. 45